SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2011

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

001-33664	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT.

On December 19, 2011, Charter Communications, Inc. (the "Company") executed an Incremental Activation Notice (the “Notice”) amending the existing Credit Agreement, dated as of March 18, 1999, as amended and restated as of March 31, 2010 (the “Existing Credit Facility”), of its subsidiary, Charter Communications Operating, LLC, ("Charter Operating"). The Notice established a new tranche of Term A Loan Commitments in an aggregate principal amount of $750,000,000 of which $250,000,000 has been drawn on December 19, 2011. The unused portion of the Term A Loan Commitments is available in a single drawing through March 12, 2012. Amounts drawn under the Term A tranche to date are expected to be used for general corporate purposes.

The Notice provides for certain definitive changes to provisions of the Existing Credit Facility to accommodate the new Term A Lenders and the related definitions in the Notice. The maturity date of the Term A Loans is May 15, 2017. Term A Loans will bear interest at LIBOR plus 2.25% or ABR plus 1.25%, as applicable.

Finally, the Term A Lenders agreed to vote in favor of certain future amendments to the Existing Credit Facility, should the Company and Charter Operating decide to pursue such future amendments. These certain future amendments are included as Annex B to the Incremental Activation Notice which has been filed with this Report on Form 8-K as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The Notice is filed pursuant to Item 2.03.  A copy of the press release announcing the closing is attached as Exhibit 99.1.

Exhibit Number	Description

10.1*
Incremental Activation Notice, dated as of December 19, 2011 delivered by Charter Communications Operating, LLC (the “Borrower”), CCO Holdings LLC (“Holdings”), the Subsidiary Guarantors Party thereto and each Term A Lender party thereto to Bank of America, N.A. as administrative agent (the “Agent”) under that certain credit agreement (as amended, supplemented, or otherwise modified from time to time), dated as of March 18, 1999 as amended and restated as of March 31, 2010, by and among the Borrower, Holdings, the financial institutions party thereto from time to time and the Agent.

99.1*	Press release announcing the closing dated December 20, 2011.
 ___________

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.
Registrant

Dated: December 22, 2011

By: /s/ Kevin D. Howard Name: Kevin D. Howard Title: Senior Vice President - Finance, Controller and Chief Accounting Officer

Exhibit Number	Description

10.1*
Incremental Activation Notice, dated as of December 19, 2011 delivered by Charter Communications Operating, LLC (the “Borrower”), CCO Holdings LLC (“Holdings”), the Subsidiary Guarantors Party thereto and each Term A Lender party thereto to Bank of America, N.A. as administrative agent (the “Agent”) under that certain credit agreement (as amended, supplemented, or otherwise modified from time to time), dated as of March 18, 1999 as amended and restated as of March 31, 2010, by and among the Borrower, Holdings, the financial institutions party thereto from time to time and the Agent.

99.1*	Press release announcing the closing dated December 20, 2011.
 ___________

* filed herewith